                                 LOAN AGREEMENT

    This AMENDED AND RESTATED LOAN AGREEMENT ("AGREEMENT") is made and entered into as of September 1, 1998 by and between CLONTECH LABORATORIES, INC., a California corporation ("Borrower") and UNION BANK OF CALIFORNIA, N.A., ("Bank"). This Agreement amends and restates in its entirety that certain Loan Agreement dated June 17, 1997, as amended from time to time (the "Agreement"); between Bank and Borrower.

SECTION 1  THE LOAN

     1.1.1 THE REVOLVING LOAN. Bank will loan to Borrower an amount not to exceed Four Million and No/100 Dollars ($4,000,000) outstanding in the aggregate at any one time (the "Revolving Loan"). Borrower may borrow, repay and reborrow all or part of the Revolving Loan in accordance with the terms of the Revolving Note; provided, however, that for at least thirty (30) consecutive days between September 1, 1998 and June 1, 1999, the principal amount outstanding under the Revolving Loan must be zero (0); the principal amount outstanding will not include outstanding standby letters of credit and letters of recommendation issued by Bank. All borrowings of the Revolving Loan must be made before June 1, 1999 at which time all unpaid principal and interest of the Revolving Loan shall be due and payable. The Revolving Loan shall be evidenced by a promissory note (the "Revolving Note") on the standard form used by Bank for commercial loans. Bank shall enter each amount borrowed and repaid in Bank's records and such entries shall be deemed to be the amount of the Revolving Loan outstanding. Omission of Bank to make any such entries shall not discharge Borrower of its obligation to repay in full with interest all amounts borrowed.

     1.1.1.1 THE STANDBY L/C SUBLIMIT. As a sublimit to the Revolving Loan, Bank shall issue, for the account of Borrower, one or more irrevocable, standby letters of credit (individually, an "L/C" and collectively, the "L/Cs") and one or more secured or unsecured letters of recommendation ("Letters of Recommendation") to The Bank of Tokyo-Mitsubishi, Ltd. ("BTM") and its affiliates. All such standby L/Cs and Letters of Recommendation shall be drawn on such terms and conditions as are acceptable to Bank; secured Letters of Recommendation shall be defined as those Letters of Recommendation supported by an L/C as required by BTM. The aggregate amount available to be drawn under all outstanding l/Cs and unsecured Letters of Recommendation and the aggregate amount of unpaid reimbursement obligations under drawn l/Cs shall not exceed Two Million Five Hundred Thousand Dollars and No/100 ($2,500,000) and shall reduce, dollar for dollar, the maximum amount available under the Revolving Loan. Each L/C shall be governed by the terms of (and Borrower agrees to execute) Bank's standard form for standby L/C applications and reimbursement agreements. No L/C and Letter of Recommendation shall be issued after June 1, 1999 and no L/C and Letter of Recommendation shall expire after August 1, 1999.

     1.1.2 THE REVOLVER-TO-TERM LOAN. Bank will loan to Borrower an amount not to exceed Two Million Dollars and No/100 ($2,000,000) outstanding in the aggregate at any one time (the "Revolver-To-Term Loan"). Borrower may borrow, repay and reborrow all or part of the Revolver-To-Term Loan in accordance with the terms of the Revolver-To-Term Note. All requests for advances must be accompanied by Invoices submitted to Bank, where upon Bank


                                       1.

will advance up to 80% of invoice cost. Furthermore, all borrowings of the Revolver-To-Term Loan must be made before June 30, 1999 at which time all unpaid principal under the Revolver-To-Term Loan shall be converted to a fully amortizing loan into Sixty (60) months with the final maturity date of June 30, 2004. In the event of a prepayment of principal after such conversion and payment of any resulting fees, any prepaid amounts shall be applied to the scheduled principal payments in the reverse order of their maturity. The Revolver-To-Term Loan shall be evidenced by a promissory note (the "Revolver-To-Term Note") on the standard form used by Bank for commercial loans. Bank shall enter each amount borrowed and repaid to Bank's records and such entries shall be deemed to be the amount of the Revolver-To-Term Loan outstanding. Omission of Bank to make any such entities shall not discharge Borrower of its obligation to repay in full with interest all amounts borrowed.

     1.1.3    TERM LOAN A. Bank previously made a certain term loan ("Term
Loan A") to Borrower, which matures on December 31, 2002. The current outstanding principal amount of the Term Loan A Is One Million Five Hundred Forty-Seven Thousand Six Hundred Nineteen and 00/100 Dollars ($1,547,619.00). This Term Loan A is evidenced by a promissory note ("Term Note A") on the standard form used by Bank for commercial loans. In the event of a prepayment of principal and any resulting fees, any prepaid amounts shall be applied to the scheduled principal payments in the reverse order of their maturity.

     1.1.4 TERM LOAN B. Bank previously made a certain term loan ("Term Loan B") to Borrower, which matures on June 30, 2005. The current outstanding principal amount of the Term Loan B is Two Million Five Hundred Thousand Dollars ($2,500,000). This Term Loan B is evidenced by a promissory note ("Term Note B") on the standard form used by Bank for commercial loans. In the event of a prepayment of principal and any resulting fees, any prepaid amounts shall be applied to the scheduled principal payments in the reverse order of their maturity.

     1.2 TERMINOLOGY. As used herein the word "Loan" shall mean, collectively, all the credit facilities described above. As used herein the word "Note" shall mean, collectively, all the promissory notes described above. As used herein, the words "Loan Documents" shall mean all documents executed in connection with this Agreement.

     1.3 PURPOSE OF LOAN. The proceeds of the Revolving Loan shall be used for general working capital purposes and the proceeds of the Revolver-To-Term Loan shall be used only for capital expenditures, verified with the submission of invoices prior to Bank's 80% advance rate on submitted invoices.

     1.4 INTEREST. The unpaid principal balance of the Revolving Loan shall bear interest at the Reference Rate or, LIBOR provided in the Revolving Note.

     1.5 INTEREST. The unpaid principal balance of the Revolver-To-Term Loan shall bear interest at the rate or rates provided in the Revolver-To-Term Note and selected by Borrower. The Revolver-To-Term Loan may be prepaid in full or in part only in accordance with the terms of the Revolver-To-Term Note and any such prepayment shall be subject to the prepayment fee provided for therein.


                                       2.

     1.6 INTEREST. The unpaid principal balance of Term Loan A and Term Loan B shall bear Interest at the rate or rates provided in the Term Loan Note A and Term Loan Note B and selected by Borrower. The Term Loans A and B may be prepaid in full or in part only in accordance with the terms of the Term Loan Notes A and B and any such prepayment shall be subject to the prepayment fee provided for therein.

     1.7 COMMITMENT FEE. Borrower shall pay in advance a fee of Ten Thousand Dollars ($10,000.00) on or before the date of execution of this Agreement or at the time the above referenced commitments are booked on Bank's loan system. No portion of this fee shall be reimbursable.

     1.8 BALANCES. Borrower shall maintain its major depository accounts with Bank until the Note and all sums payable pursuant to this Agreement have been paid in full.

     1.9 DISBURSEMENT. Upon execution hereof, Bank shall disburse the proceeds of the Loan as provided in Bank's standard form Authorization executed by Borrower.

     1.10 SECURITY. Prior to any disbursement of the Loan, Borrower shall have executed a security agreement, on Bank's standard form, and a financing statement, suitable for filing in the office of the Secretary of State of the State of California and any other state designated by Bank, granting to Bank a first priority security Interest in such of Borrower's property as is described in said security agreement. Exceptions to Bank's first priority, if any, are permitted only as otherwise provided in this Agreement. At Bank's request, Borrower will also obtain executed landlord's waivers on Bank's form covering all of Borrower's property located on leased or encumbered real property.

     1.11 CONTROLLING DOCUMENT. In the event of any inconsistency between the terms of this Agreement and any Note or any of the other Loan Documents, the terms of such Note or other Loan Documents will prevail over the terms of this Agreement.

SECTION 2  CONDITIONS PRECEDENT

     Bank shall not be obligated to disburse all or any portion of the proceeds of the Loan unless at or prior to the time for the making of such disbursement, the following conditions have been fulfilled to Bank's satisfaction:

     2.1 COMPLIANCE. Borrower shall have performed and complied with all terms and conditions required by this Agreement to be performed or complied with by it prior to or at the date of the making of such disbursement and shall have executed and delivered to Bank the Note and other documents deemed necessary by Bank.

     2.2 BORROWING RESOLUTION. Borrower shall have provided Bank with certified copies of resolutions duly adopted by the Board of Directors of Borrower, authorizing this Agreement and the Loan Documents. Such resolutions shall also designate the persons who are authorized to act on Borrower's behalf in connection with this Agreement and to do the things required of Borrower pursuant to this Agreement.


                                       3.

     2.3 CONTINUING COMPLIANCE. At the time any disbursement is to be made, there shall not exist any event, condition or act which constitutes an event of default under Section 6 hereof or any event, condition or act which with notice, lapse of time or both would constitute such event of default; nor shall there be any such event, condition, or act immediately after the disbursement were it to be made.

SECTION 3  REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants that:

     3.1 BUSINESS ACTIVITY. The principal business of Borrower is the manufacture of biotech products.

     3.2 AFFILIATES AND SUBSIDIARIES. Borrower's affiliates and subsidiaries (those entities in which Borrower has either a controlling interest or at least a 25% ownership Interest) and their addresses, and the names of Borrower's principal shareholders, are as provided on a schedule delivered to Bank on or before the date of this Agreement.

     3.3 AUTHORITY TO BORROW. The execution, delivery and performance of this Agreement, the Note and all other agreements and instruments required by Bank in connection with the Loan are not in contravention of any of the terms of any Indenture, agreement or undertaking to which Borrower is a party or by which it or any of its property is bound or affected.

     3.4 FINANCIAL STATEMENTS. The financial statements of Borrower, including both a balance sheet at June 30, 1998, together with supporting schedules, and an Income statement for the Six (6) months ended June
30, 1998, have heretofore been furnished to Bank, and are true and complete and fairly represent the financial condition of Borrower during the period covered thereby. Since June 30, 1998, there has been no material adverse change in the financial condition or operations of Borrower.

     3.5 TITLE. Except for assets which may have been disposed of in the ordinary course of business, Borrower has good and marketable title to all of the property reflected in its financial statements delivered to Bank and to all property acquired by Borrower since the date of said financial statements, free and clear of all liens, encumbrances, security interests and adverse claims except those specifically referred to in said financial statements.

     3.6 LITIGATION. There is no litigation or proceeding pending or threatened against Borrower or any of its property which is reasonably likely to affect the financial condition, property or business of Borrower in a materially adverse manner or result in liability in excess of Borrower's Insurance coverage.

     3.7 DEFAULT. Borrower is not now in default in the payment of any of its material obligations, and there exists no event, condition or act which constitutes an event of default under Section 6 hereof and no condition, event or act which with notice or lapse of time, or both, would constitute an event of default.


                                       4.

     3.8 ORGANIZATION. Borrower is duly organized and existing under the laws of the state of its organization, and has the power and authority to carry on the business in which it is engaged and/or proposes to engage.

     3.9 POWER. Borrower has the power and authority to enter into this Agreement and to execute and deliver the Note and all of the other Loan Documents.

     3.10 AUTHORIZATION. This Agreement and all things required by this Agreement have been duly authorized by all requisite action of Borrower.

     3.11 QUALIFICATION. Borrower is duly qualified and in good standing in any Jurisdiction where such qualification is required.

     3.12 COMPLIANCE WITH LAWS. Borrower is not in violation with respect to any applicable laws, rules, ordinances or regulations which materially affect the operations or financial condition of Borrower.

     3.13 ERISA. Any defined benefit pension plans as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), of Borrower meet, as of the date hereof, the minimum funding standards of
Section 302 of ERISA, and no Reportable Event or Prohibited Transaction as defined in ERISA has occurred with respect to any such plan.

     3.14 REGULATION U. No action has been taken or is currently planned by Borrower, or any agent acting on its behalf, which would cause this Agreement or the Note to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities and Exchange Act of 1934, in each case as in effect now or as the same may hereafter be in effect. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock as one of its important activities and none of the proceeds of the Loan will be used directly or indirectly for such purpose.

     3.15 CONTINUING REPRESENTATIONS. These representations shall be considered to have been made again at and as of the date of each disbursement of the Loan and shall be true and correct as of such date or dates.

SECTION 4  AFFIRMATIVE COVENANTS

     Until the Note and all sums payable pursuant to this Agreement or any other or the Loan Documents have been paid in full, unless Bank waives compliance in writing, Borrower agrees that:

     4.1 USE OF PROCEEDS. Borrower will use the proceeds of the Loan only as provided in subsection 1.3 above.

     4.2 PAYMENT OF OBLIGATIONS. Borrower will pay and discharge promptly all taxes, assessments and other governmental charges and claims levied or imposed upon it or its property, or any part thereof, provided, however, that Borrower shall have the right in good faith to contest any such taxes, assessments, charges or claims and, pending the outcome of such contest, to delay or refuse payment thereof provided that adequately funded reserves are established by it to pay and discharge any such taxes, assessments, charges and claims.


                                       5.

     4.3 MAINTENANCE OF EXISTENCE. Borrower will maintain and preserve its existence and assets and all rights, franchises, licenses and other authority necessary for the conduct of its business and will maintain and preserve its property, equipment and facilities in good order, condition and repair. Bank may, at reasonable times, visit and inspect any or the properties of Borrower.

     4.4 RECORDS. Borrower will keep and maintain full and accurate accounts and records of its operations according to generally accepted accounting principles and will permit Bank to have access thereto, to make examination and photocopies thereof, and to make audits during regular business hours. Costs for such audits shall be paid by Borrower.

     4.5   INFORMATION FURNISHED.  Borrower will furnish to Bank:

          (a) Within Forty Forty-Five (45) days after the close of each fiscal quarter, except for the final quarter of each fiscal year, its unaudited balance sheet as of the close of such fiscal quarter, its unaudited income and expense statement with Supportive schedules and statement of retained earnings for that fiscal quarter, prepared in accordance with generally accepted accounting principles;

          (b) Within One Hundred and Twenty (120) days alter the close of each fiscal year, a copy of its statement of financial condition including at least its balance sheet as of the close of such fiscal year, its income and expense statement and retained earnings statement for such fiscal year, examined and prepared on an audited basis by independent certified public accountants selected by Borrower and reasonably satisfactory to Bank, in accordance with generally accepted accounting principles applied on a basis consistent with that of the previous year;

          (c) Such other financial statements and information as Bank may reasonably request from time to time;

          (d) In connection with each financial statement provided hereunder, a statement executed by the chief financial officer of Borrower, certifying that no default has occurred and no event exists which with notice or the lapse of time, or both, would result in a default hereunder;

          (e) In connection with each fiscal year-end statement required hereunder, any management letter of Borrower's certified public accountants;

          (f) Prompt written notice to Bank of all events of default under any of the terms or provisions of this Agreement or of any other agreement, contract, document or instrument entered, or to be entered into with Bank; and of any litigation which, if decided adversely to Borrower, would have a material adverse effect on Borrower's financial condition; and of any other matter which has resulted in, or is likely to result in, a material adverse change in its financial condition or operations; and

          (g) Prior written notice to Bank of any changes in Borrower's officers and other senior management; Borrower's name; and location of Borrower's assets, principal place of business or chief executive office; and


                                       6.

          (h) Within Forty-Five (45) days after each calendar quarter end, a copy of Borrowers quarterly accounts receivable aging and accounts payable aging.

     4.6 QUICK RATIO. Borrower shall maintain at all times a ratio of cash, accounts receivable and marketable securities to current liabilities of not less than 1.1:1.0, as such terms are defined by generally accepted accounting principles.

     4.7 TANGIBLE NET WORTH. Borrower will at all times maintain Tangible Net Worth of not less than Twelve Million Dollars ($12,000,000). "Tangible Net Worth" shall mean net worth decreased by patents, licenses, trademarks, trade names, goodwill and other similar intangible assets, organizational expenses, and monies due from affiliates (including officers, shareholders and directors).

     4.8 DEBT TO TANGIBLE NET WORTH. Borrower will at all times maintain a ratio of total liabilities to tangible net worth of not greater than 1.3:1.0. "Tangible Net Worth" shall mean net worth decreased by patents, licenses, trademarks, trade names, goodwill and other similar intangible assets, organizational expenses, and monies due from affiliates (including officers, shareholders and directors). Liabilities shall include outstanding Standby L/Cs, Letters of Recommendation and Guaranties.

     4.9 PROFITABILITY. Borrower will maintain a net profit, after provision for income taxes, of any positive amount, as reported at the end of each fiscal quarter.

     4.10 CASH FLOW. Borrower will maintain a ratio of Cash Flow to Debt Service of not less than 1.5:1.0. Compliance with this subsection shall be measured as of the end of each fiscal quarter. "Cash Flow" shall mean net profit after taxes plus depreciation, amortization and other noncash expenses minus dividends and treasury stock for the three (3) month period immediately preceding the data of calculation. "Debt Service" shall mean that portion of long-term liabilities and capital leases coming due within three (3) months of the date of calculation.

     4.11 CASH BALANCES. Borrower will maintain cash of not less than Three Million Dollars at all times. Compliance with this subsection shall be measured as of the end of each fiscal quarter. "Cash" shall mean deposit accounts maintained in the ordinary course of business, demand and time deposits with maturities less than one year, investments in money market programs and securities issued by The United States of America or any state of the United States with maturities of one year or less.

     4.12 INSURANCE. Borrower will keep all of its insurable property, real, personal or mixed, insured by good and responsible companies against fire and such other risks as are customarily insured against by companies conducting similar business with respect to like properties. Borrower will maintain adequate worker's compensation insurance and adequate insurance against liability for damages to persons and property.

     4.13 ADDITIONAL REQUIREMENTS. Borrower will promptly, upon demand by Bank, take such further action and execute all such additional documents and instruments in connection with this Agreement as Bank in its reasonable discretion deems necessary, and promptly supply Bank with such other Information concerning its affairs as Bank may request from time to time.


                                       7.

     4.14 LITIGATION AND ATTORNEYS' FEES. Borrower will pay promptly to Bank upon demand, reasonable attorneys' fees (including but not limited to the reasonable estimate of the allocated costs and expenses of in-house legal counsel and legal staff) and all costs and other expenses paid or incurred by Bank in collecting, modifying or compromising the Loan or in enforcing or exercising its rights or remedies created by, connected with or provided for in this Agreement or any of the Loan Documents, whether or not an arbitration, judicial action or other proceeding is commenced. If such proceeding is commenced, only the prevailing party shall be entitled to attorneys' fees and court costs.

     4.15 BANK EXPENSES. Borrower will pay or reimburse Bank for all costs, expenses and fees incurred by Bank in preparing and documenting this Agreement and the Loan, and all amendments and modifications thereof, including but not limited to all filing and recording fees, costs of appraisals, insurance and attorneys' fees, including the reasonable estimate of the allocated costs and expenses of in-house legal counsel and legal staff.

     4.16 REPORTS UNDER PENSION PLANS. Borrower will furnish to Bank, as soon as possible and in any event within 15 days after Borrower knows or has reason to know that any event or condition with respect to any defined benefit pension plans of Borrower described in Section 3 above has occurred, a statement of an authorized officer of Borrower describing such event or condition and the action, if any, which Borrower proposes to take with respect thereto.

SECTION 5  NEGATIVE COVENANTS

     Until the Note and all other sums payable pursuant to this Agreement or any other of the Loan Documents have been paid in full, unless Bank waives compliance in writing, Borrower agrees that:

     5.1 ENCUMBRANCES AND LIENS. Borrower will not create, assume or suffer to exist any mortgage, pledge, security interest, encumbrance, or lien (other than for taxes not delinquent and for taxes and other items being contested in good faith) on property of any kind, whether real, personal or mixed, now owned or hereafter acquired, or upon the income or profits thereof, except to Bank and except for minor encumbrances and easements on real property which do not affect its market value, and except for existing liens on Borrower's personal property and future purchase money security interests encumbering only the personal property purchased. All of such permitted personal property liens shall not exceed, in the aggregate, Two Hundred Fifty Thousand and No/100 Dollars ($250,000) at any time.

     5.2 BORROWINGS. Borrower will not sell, discount or otherwise transfer any account receivable or any note, draft or other evidence of Indebtedness, except to Bank or except to a financial institution at face value for deposit or collection purposes only and without any fee other than fees normally charged by the financial institution for deposit or collection services. Borrower will not borrow any money, become contingently liable to borrow money, nor enter any agreement to directly or indirectly obtain borrowed money, except pursuant to agreements made with Bank.

     5.3 SALE OF ASSETS, LIQUIDATION OR MERGER. Borrower will neither liquidate nor dissolve nor enter into any consolidation, merger, partnership or other combination, nor convey,


                                       8.

nor sell, nor lease all or the greater part of its assets or business, nor purchase or lease all or the greater part of the assets or business of another; provided, however, Borrower may acquire, merge or consolidate with another corporation if Borrower is the surviving corporation and the aggregate value of the assets so transferred does not exceed Ten percent (10%) of Borrower's tangible net worth as of the end of the month prior to the effective date of such combination and such assets will not be subject to any lien or encumbrance following the effective date of such combination.

     5.4 LOANS, ADVANCES AND GUARANTIES. Borrower will not, except in the ordinary course of business as currently conducted, make any loans or advances, become a guarantor or surety, pledge its credit or properties in any manner or extend credit.

     5.5 INVESTMENTS. Borrower will not purchase the debt or equity of another person or entity except for savings accounts and certificates of deposit of Bank, direct U.S. Government obligations and commercial paper issued by corporations with the top ratings of Moody's or Standard & Poor's, provided all such permitted investments shall mature within one year of purchase.

     5.6 PAYMENT OF DIVIDENDS. Borrower will not declare or pay any dividends, other than a dividend payable in its own common stock, or authorize or make any other distribution with respect to any of its stock now or hereafter outstanding.

     5.7 PAYMENTS ON SUBORDINATED DEBT. Subordinated Debt shall be defined as those promissory notes executed by Borrower in favor of Summit Subordinated Debt Fund II, L.P. and Summit Investors III, L.P. in the original principal amount of $6,000,000. Provided that no event of default exists or would result from such payment, Borrower may make regularly scheduled payments of interest that constitutes Subordinated Debt; furthermore, Borrower may make scheduled or unscheduled payments of principal under the Subordinated Debt, without the Bank's prior written consent provided: (1) Borrower provides Bank with written notification at least five days in advance of Borrower's planned repayment in part or full of the Subordinated Debt, (2) such payments are done without using any of the Bank's loans and (3) Borrower is in full compliance of all covenants prior and post payment(s).

     5.8 PARENT AND SUBSIDIARY PROPERTY. Borrower will not transfer any property to its parent or any affiliate of its parent, except for value received in the normal course of business as business would be conducted with an unrelated or unaffiliated entity. In no event shall management fees or fees for services be paid by Borrower to any such direct or indirect affiliate without Bank's prior written approval.

     5.9 RETIREMENT OF STOCK. Borrower will not acquire or inure any share of its capital stock for value.

SECTION 6  EVENTS OF DEFAULT

     The occurrence of any of the following events ("Events or Default") shall terminate any obligation on the part of Bank to make or continue the loan and automatically, unless otherwise provided under the Note, shall make all sums of interest and principal and any other amounts owing under the Loan immediately due and payable, without notice of default, presentment or


                                      9.

demand for payment, protest or notice of nonpayment or dishonor, or any other notices or demands:

     6.1 Borrower shall default in the due and punctual payment of the principal of or the interest on the Note or any of the other Loan Documents; or

     6.2   Any default shall occur under the Note; or

     6.3 Borrower shall default in the due performance or observance of any covenant or condition of the Loan Documents; or

     6.4 Any guaranty or subordination agreement required hereunder is breached or becomes ineffective, or any Guarantor or subordinating creditor dies, disavows or attempts to revoke or terminate such guaranty or subordination agreement; or

     6.5 There is a change in ownership or control of ten percent (10%) or more of the issued and outstanding stock of Borrower or any Guarantor, or (if Borrower is a partnership) there is a change in ownership or control of any general partner's interest.

SECTION 7  MISCELLANEOUS PROVISIONS

     7.1 ADDITIONAL REMEDIES. The rights, powers and remedies given to Bank hereunder shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Bank by law against Borrower or any other person, including but not limited to Bank's rights of setoff or banker's lien.

     7.2 NONWAIVER. Any forbearance or failure or delay by Bank in exercising any right, power or remedy hereunder shall not be deemed a waiver thereof and any single or partial exercise of any right, power or remedy shall not preclude the further exercise thereof. No waiver shall be effective unless it is in writing and signed by an officer of Bank.

     7.3 INUREMENT. The benefits of this Agreement shall inure to the successors and assigns or Bank and the permitted successors and assignees of Borrower, and any assignment by Borrower without Bank's consent shall be null and void.

     7.4 APPLICABLE LAW. This Agreement and all other agreements and instruments required by Bank in connection therewith shall be governed by and construed according to the laws of the State of California.

     7.5 SEVERABILITY. Should any one or more provisions of this Agreement be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective. In the event of any conflict between the provisions of this Agreement and the provisions of any note or reimbursement agreement evidencing any indebtedness hereunder, the provisions of such note or reimbursement agreement shall prevail.

     7.6 INTEGRATION CLAUSE. Except for documents and instruments specifically referenced herein, this Agreement constitutes the entire agreement between Bank and Borrower


                                      10.

regarding the Loan and all prior communications verbal or written between Borrower and Bank shall be of no further effect or evidentiary value.

     7.7 CONSTRUCTION. The section and subsection headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     7.8 AMENDMENTS. This Agreement may be amended only in writing signed by all parties hereto.

     7.9 COUNTERPARTS. Borrower and Bank may execute one or more counterparts to this Agreement, each of which shall be deemed an original, but when together shall be one and the same instrument.

SECTION 8  SERVICE OF NOTICES

     8.1 Any notices or other communications provided for or allowed hereunder shall be effective only when given by one of the following methods and addressed to the respective party at its address given with the signatures at the end of this Agreement and shall be considered to have been validly given: (a) upon delivery, if delivered personally; (b) upon receipt, if mailed, first class postage prepaid, with the United States Postal Service; (c) on the next business day, if sent by overnight courier service of recognized standing; and (d) upon telephoned confirmation of receipt, if telecopied.

     8.2 The addresses to which notices or demands are to be given may be changed from time to time by notice delivered as provided above.


                                       11.

     THIS AGREEMENT is executed on behalf of the parties by duly authorized officers as of the date first above written.

 UNION BANK OF CALIFORNIA, N.A.            CLONTECH CALIFORNIA LABORATORIES, A
                                           CALIFORNIA CORPORATION
 /s/ David Jackson                         /s/ Pam Fong
 -----------------------------------       -----------------------------------
 David M. Jackson                          Dr. Pamela Fong, O.D.
 Vice President                            Financial Officer

                                           /s/ William W. Sims
                                           -----------------------------------
                                           Mr. William W. Sims
                                           Chief Financial Officer



                                      12.

UNION
  BANK OF
CALIFORNIA

               AUTHORIZATION TO OBTAIN CREDIT, GRANT SECURITY,
                        GUARANTEE OR SUBORDINATE



                                 RECITALS

A. CLONTECH LABORATORIES, INC.
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------

duly organized and existing under the laws of CALIFORNIA with its principal place of business at 1020 E. MEADOW CIRCLE, PALO ALTO CA (the "Business") desires to obtain present or future credit from, grant security to, or give guaranties or subordinations to Union Bank of California, N.A. ("Bank").

B. The Business desires that certain person(s) be authorized to act on its behalf from time to time in obtaining, among other things, such credit from, granting security to, or giving guaranties or subordinations to, Bank.

NOW, THEREFORE, IT IS RESOLVED THAT:

1. Authorization. Any 2 of the following is/are authorized and directed, in the name and on behalf of the Business, from time to time, with or without security, to obtain credit and other financial accommodations from Bank, or to give guaranties or subordinations to Bank, upon such terms as any such person(s) shall approve:

PRESIDENT                   KENNTH FONG, PHD.           /s/ Kennth Fong
------------------------    ------------------------    ------------------------
Corporate Title             Name                        Signature

TREASURER                   PAMELA FONG, O.D.           /s/ Pamela Fong
------------------------    ------------------------    ------------------------
Corporate Title             Name                        Signature

CHIEF FINANCIAL OFFICER     WILLIAM W. SIMS             /s/ William W. Sims
------------------------    ------------------------    ------------------------
Corporate Title             Name                        Signature


------------------------    ------------------------    ------------------------
Corporate Title             Name                        Signature


------------------------    ------------------------    ------------------------
Corporate Title             Name                        Signature


------------------------    ------------------------    ------------------------
Corporate Title             Name                        Signature

2. Scope Of Authority. Without limiting the generality of the authority granted, each person designated in paragraph 1 above is authorized, from time to time, in the name and on behalf of the Business, to:

        2.1 Incur Indebtedness To Bank. The word "Indebtedness" as used herein means all debts, obligations and liabilities, including without limitation obligations and liabilities under guaranties or subordinations, currently existing or now or hereafter made, incurred or created, whether voluntary or involuntary and however arising or evidenced, whether direct or acquired by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether liability is individual or joint with others, all renewals, extensions and modifications thereof, and all attorneys' fees and costs incurred in connection with the negotiation, preparation, workout, collection and enforcement thereof;

        2.2 Execute, deliver and endorse with respect to Indebtedness to Bank, promissory notes, loan agreements, drafts, guaranties, subordinations, applications and agreements for letters of credit, acceptance agreements, foreign exchange documentation, applications and agreements pertaining to the payment and collection of documents, indemnities, waivers, purchase agreements and other financial undertakings, leases and other documents and agreements in connection therewith, and all renewals, extensions or modifications thereof;

        2.3 Grant security interests in, pledge, assign, transfer, endorse, mortgage or hypothecate, and execute security or pledge agreements, financing statements and other security interest perfection documentation, mortgages and deeds of trust on, and give trust receipts for, any or all property of the Business as may be agreed upon by any officer as security for any or all indebtedness of the Business or any other individual or entity ("Person"), and grant and execute renewals, extensions or modifications thereof;

        2.4 Sell to, or discount or rediscount with, Bank all negotiable instruments, including without limitation promissory notes, commercial paper, drafts, accounts, acceptances, leases, chattel paper, contracts, documents, instruments or evidences of debt at any time owned, held or drawn by the Business, and draw, endorse or transfer any of such instruments or documents on behalf of the Business, guarantee payment or repurchase thereof, and execute and deliver to Bank all documents and agreements in connection therewith, and all renewals, extensions or modifications thereof;

        2.5 Direct the disposition of the proceeds of any credit extended by Bank, and deliver to Bank and accept from Bank delivery of any property of the Business at any time held by Bank.

        2.6 Specify in writing to Bank the individuals who are authorized, in the name of and on behalf of the Business, to request advances under loans or credit lines made available by Bank to the Business, subject to the terms thereof.


AUTH.OR LASER (12/97)                                               PAGE 1 OF 2

3. WRITINGS. Any instruments, documents, agreements, or other writings executed under or pursuant to these resolutions (collectively, the "Authorization") may be in such form and contain such terms and conditions as may be required by Bank in its sole discretion, and execution thereof by any officer authorized under the Authorization shall be conclusive evidence of such officer's and the Business's approval of the terms and conditions thereof.

4. CERTIFICATION. The Secretary or any Assistant Secretary of the Business is hereby authorized and directed from time to time to certify to Bank a copy of this Authorization, the names and specimen signatures of the persons designated in paragraph 1 above, and any modification thereof.

5. RATIFICATION/AMENDMENT. The authority given under this Authorization shall be retroactive and any and all acts so authorized that are performed prior to the formal adoption are hereby approved and ratified. In the event two or more resolutions of this Business are concurrently in effect, the provisions of each shall be cumulative, unless the latest shall specifically provide otherwise. The authority given hereby shall remain in full force and effect, and Bank is authorized and requested to rely and act thereon, until Bank shall have received at its COMMERCIAL MARKETS GROUP-SAN MATEO OFFICE a certified copy of a further resolution of the Business amending, rescinding or revoking the Authorization.

6. REQUESTS FOR CREDIT. Credit may be requested by the Business from Bank in writing, by telephone, or by other telecommunication method acceptable to Bank. The Business recognizes and agrees that Bank cannot effectively determine whether a specific request purportedly made by or on behalf of the Business is actually authorized or authentic. As it is in the Business's best Interest that Bank extend credit in response to these forms of request, the Business assumes all risks regarding the validity, authenticity and due authorization of any request purporting to be made by or on behalf of the Business. The Business is hereby authorized and directed to repay any credit that is extended by Bank pursuant to any request which Bank in good faith believes to be authorized, or when the proceeds of any credit are deposited to the account of the Business with Bank, regardless of whether any individual or entity other than the Business may have authority to draw against such account.

7. BUSINESS AS PARTNER/JOINT VENTURER, LLC MEMBER OR MANAGER. Nothing in its organizational documents limits or prohibits the Business from acting as a general or limited partner of a partnership, a member or manager of a limited liability company, or joint venturer of a joint venture. Any Person designated in paragraph 1 of the Authorization is authorized, on behalf of the Business, in its role as a general or limited partner, a member or manager, or a joint venturer, to execute, deliver and endorse all certificates, authorizations and agreements (i) to evidence the Business's role in and responsibilities to and for such partnership, limited liability company or joint venture so that Bank may rely thereon, and (ii) to evidence such partnership's, limited liability company's or joint venture's obligations and liabilities to Bank.

8. NO LIMITATION BY THIS AUTHORIZATION. Nothing contained in this Authorization shall limit or modify the authority of any person to act on behalf of the Business as provided by law, any agreement or authorization relating to the Business or otherwise.

9. ADDENDA. The Addendum - Foreign Exchange Contracts and Addendum - Letters of Credit attached hereto are incorporated herein by this reference.

                    CERTIFICATE OF SECRETARY OF THE BUSINESS

I hereby certify to Union Bank of California, N.A., ("Bank") that the above Authorization is a true copy of the resolution(s) of CLONTECH LABORATORIES, INC. a corporation duly organized and existing under the laws of CALIFORNIA (the "Business") duly adopted on 4/23/98, by the Board of Directors of the Business and duly entered in the records of the Business, and that the Authorization is in conformity with applicable law and regulation, the Articles of Incorporation and the By-Laws of the Business and is now in full force and effect.

I also certify that the above are the names and genuine specimen signatures of the officers of the Business authorized in paragraph 1 of the Authorization.

I agree to notify Bank in writing of any change in any aspect of the Authorization or of any individual holding any office set forth in this certificate immediately upon the occurrence of any such change, and to provide Bank with a copy of the modified resolution(s) and the genuine specimen signature of any such new officer.

The authority provided for in the Authorization shall remain in full force and effect, and Bank is authorized and requested to rely and act thereon until Bank shall receive at its COMMERCIAL MARKETS GROUP-SAN MATEO OFFICE either a certified copy of a further resolution of this Business's Board of Directors amending the Authorization, or a certification of a change in the authorized officer(s).

Dated: September 18, 1998                   /s/ Pam Fong
                                            ------------------------------
                                            Secretary of CLONTECH
                                            LABORATORIES, INC.

SEAL
(if no seal,
so state)
                                            /s/ William W. Sims
                                            ------------------------------
                                            Sr. V.P. Finance & CFO of
                                            CLONTECH LABORATORIES, INC.


*When the Secretary is among those authorized, the President should also sign this Certificate.

UNION BANK OF CALIFORNIA

                               PROMISSORY NOTE
                                 (BASE RATE)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Borrower Name  CLONTECH LABORATORIES, INC.
-------------------------------------------------------------------------------
Borrower Address        Office 90161    Loan Number 1494767293  0081-00-0-0000
1020 EAST MEADOW CIRCLE -------------------------------------------------------
PALO ALTO, CA 94303     Maturity Date JUNE 1, 1999      Amount $4,000,000.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


$4,000,000.00                                           Date  SEPTEMBER 4, 1998
--------------                                               ------------------

FOR VALUE RECEIVED, on JUNE 1, 1999, the undersigned ("Debtor") promises to pay to the order of UNION BANK OF CALIFORNIA, N.A. ("Bank"), as indicated below, the principal sum of FOUR MILLION AND NO/100 Dollars ($4,000,000.00), or so much thereof as is disbursed, together with interest on the balance of such principal from time to time outstanding, at the per annum rate or rates and at the times set forth below.

1. INTEREST PAYMENTS. Debtor shall pay interest on the FIRST day of each MONTH (commencing OCTOBER 1, 1998). Should interest not be paid when due, it shall become part of the principal and bear interest as herein provided. All computations of interest under this note shall be made on the basis of a year of 360 days, for actual days elapsed.

     a. BASE INTEREST RATE. At Debtor's option, amounts outstanding hereunder in minimum amounts of at least $1,000,000.00 shall bear interest at a rate, based on an index selected by Debtor, which is 2.00% per annum in excess of Bank's LIBOR-Rate for the Interest Period selected by Debtor, acceptable to Bank.

     No Base Interest Rate may be changed, altered or otherwise modified until the expiration of the Interest Period selected by Debtor. The exercise of interest rate options by Debtor shall be as recorded in Bank's records, which records shall be prima facie evidence of the amount borrowed under either interest option and the interest rate; provided, however, that failure of Bank to make any such notation in its records shall not discharge Debtor from its obligations to repay in full with interest all amounts borrowed. In no event shall any Interest Period extend beyond the maturity date of this note.

     To exercise this option, Debtor may, from time to time with respect to principal outstanding on which a Base Interest Rate is not accruing, and on the expiration of any Interest Period with respect to principal outstanding on which a Base Interest Rate has been accruing, select an index offered by Bank for a Base Interest Rate Loan and an Interest Period by telephoning an authorized lending officer of Bank located at the banking office identified below prior to 10:00 a.m., Pacific time, on any Business Day and advising that officer of the selected index, the Interest Period and the Origination Date selected (which Origination Date, for a Base Interest Rate Loan based on the LIBOR-Rate, shall follow the date of such selection by no more than two (2) Business Days).

     Bank will mail a written confirmation of the terms of the selection to Debtor promptly after the selection is made. Failure to send such confirmation shall not affect Bank's rights to collect interest at the rate selected. If, on the date of the selection, the Index selected is unavailable for any reason, the selection shall be void. Bank reserves the right to fund the principal from any source of funds notwithstanding any Base Interest Rate selected by Debtor.

     b. VARIABLE INTEREST RATE. All principal outstanding hereunder which is not bearing interest at a Base Interest Rate shall bear interest at a rate per annum equal to the Reference Rate, which rate shall vary as and when the Reference Rate changes.

     At any time prior to the maturity of this note, subject to the provisions of paragraph 4, below, of this note, Debtor may borrow, repay and reborrow hereon so long as the total outstanding at any one time does not exceed the principal amount of this note. Debtor shall pay all amounts due under this note in lawful money of the United States at Bank's SAN MATEO COMMERCIAL BANKING Office, or such other office as may be designated by Bank, from time to time.

2. LATE PAYMENTS. If any payment required by the terms of this note shall remain unpaid ten days after same is due, at the option of Bank, Debtor shall pay a fee of $100 to Bank.

3. INTEREST RATE FOLLOWING DEFAULT. In the event of default, at the option of Bank, and, to the extent permitted by law, interest shall be payable on the outstanding principal under this note at a per annum rate equal to five percent (5%) in excess of the interest rate specified in paragraph 1.b, above, calculated from the date of default until all amounts payable under this note are paid in full.

4.  PREPAYMENT.

    a. Amounts outstanding under this note bearing interest at a rate based on the Reference Rate may be prepaid in whole or in part at any time, without penalty or premium. Debtor may prepay amounts outstanding under this note bearing interest at a Base Interest Rate in whole or in part provided Debtor has given Bank not less than five (5) Business Days prior written notice of Debtor's intention to make such prepayment and pays to Bank the liquidated damages due as a result. Liquidated Damages shall also be paid, if Bank, for any other reason, including acceleration or foreclosure, receives all or any portion of principal bearing interest at a Base Interest Rate prior to its scheduled payment date. Liquidated Damages shall be an amount equal to the present value of the product of: (i) the difference (but not less than zero) between (a) the Base Interest Rate applicable to the principal amount which is being prepaid, and (b) the return which Bank could obtain if it used the amount of such prepayment of principal to purchase at bid price regularly quoted securities issued by the United States having a maturity date most closely coinciding with the relevant Base Rate Maturity Date and such securities were held by Bank until the relevant Base Rate Maturity Date ("Yield Rate"); (ii) a fraction, the numerator of which is the number of days in the period between the date of prepayment and the relevant Base Rate Maturity Date and the denominator of which is 360; and (iii) the amount of the principal so prepaid (except in the event that principal payments are required and have been made as scheduled under the terms of the Base Interest Rate Loan being prepaid, then an amount equal to the lesser of (A) the amount prepaid or (B) 50% of the sum of (1) the amount prepaid and (2) the amount of principal scheduled under the terms of the Base Interest Rate Loan being prepaid to be outstanding at the relevant Base Rate Maturity Date). Present value under this note is determined by discounting the above product to present value using the Yield Rate as the annual discount factor.

    b. In no event shall Bank be obligated to make any payment or refund to Debtor, nor shall Debtor be entitled to any setoff or other claim against Bank, should the return which Bank could obtain under this prepayment formula exceed the interest that Bank would have received if no prepayment had occurred. All prepayments shall include payment of accrued interest on the principal amount so prepaid and shall be applied to payment of interest before application to principal. A determination by Bank as to the prepayment fee amount, if any, shall be conclusive.

    c. Bank shall provide Debtor a statement of the amount payable on account of prepayment. Debtor acknowledges that (i) Bank establishes a Base Interest Rate upon the understanding that it apply to the Base Interest Rate Loan for the entire Interest Period, and (ii) any prepayment may result in Bank incurring additional costs, expenses or liabilities; and Debtor agrees to pay these liquidated damages as a reasonable estimate of the costs, expenses and liabilities of Bank associated with such prepayment.

5. DEFAULT AND ACCELERATION OF TIME FOR PAYMENT. Default shall include, but not be limited to, any of the following: (a) the failure of Debtor to make any payment required under this note when due; (b) any breach, misrepresentation or other default by Debtor, any guarantor, co-maker, endorser, or any person or entity other than Debtor providing security for this note (hereinafter individually and collectively referred to as the "Obligor") under any security agreement, guaranty or other agreement between Bank and any Obligor; (c) the insolvency of any Obligor or the failure of any Obligor generally to pay such Obligor's debts as such debts become due; (d) the commencement as to any Obligor of any voluntary or involuntary proceeding under any laws relating to bankruptcy, insolvency, reorganization, arrangement, debt adjustment or debtor relief; (e) the assignment by any Obligor for the benefit of such Obligor's creditors; (f) the appointment, or commencement of any proceeding for the appointment of a receiver, trustee, custodian or similar official for all or substantially all of any Obligor's property; (g) the commencement of any proceeding for the dissolution or liquidation of any Obligor; (h) the termination of existence or death of any Obligor; (i) the revocation of any guaranty or subordination agreement given in connection with this note; (j) the failure of any Obligor to comply with any order, judgement, injunction, decree, writ or demand of any court or other public authority; (k) the filing or recording against any Obligor, or the property of any Obligor, of any notice of levy, notice to withhold, or other legal process for taxes other than property taxes; (l) the default by any Obligor personally liable for amounts owed hereunder on any obligation concerning the borrowing of money; (m) the issuance against any Obligor, or the property of any Obligor, of any writ of attachment, execution, or other judicial lien; or (n) the deterioration of the financial condition of any Obligor which results in Bank deeming itself, in good faith, insecure. Upon the occurrence of any such default, Bank, in its discretion, may cease to advance funds hereunder and may declare all obligations under this note immediately due and payable; however, upon the occurrence of any event of default under d, e, f, or g, all principal and interest shall automatically become immediately due and payable.

6. ADDITIONAL AGREEMENTS OF DEBTOR. If any amounts owing under this note are not paid when due, Debtor promises to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the collection or enforcement of this note. Debtor and any endorsers of this note, for the maximum period of time and the full extent permitted by law, (a) waive diligence, presentment, demand, notice of nonpayment, protest, notice of protest, and notice of every kind; (b) waive the right to assert the defense of any statute of limitations to any debt or obligation hereunder; and (c) consent to renewals and extensions of time for the payment of any amounts due under this note. If this note is signed by more than one party, the term "Debtor" includes each of the undersigned and any successors in interest thereof; all of whose liability shall be joint and several. Any married person who signs this note agrees that recourse may be had against the separate property of that person for any obligations hereunder. The receipt of any check or other item of payment by Bank, at its option, shall not be considered a payment on account until such check or other item of payment is honored when presented for payment at the drawee bank. Bank may delay the credit of such payment based upon Bank's schedule of funds availability, and interest under this note shall accrue until the funds are deemed collected. In any action brought under or arising out of this note, Debtor and any Obligor, including their successors and assigns, hereby consent to the jurisdiction of any competent court within the State of California, as provided in any alternative dispute resolution agreement executed between Debtor and Bank, and consent to service of process by any means authorized by said state's law. The term "Bank" includes, without limitation, any holder of this note. This note shall be construed in accordance with and governed by the laws of the State of California. This note hereby incorporates any alternative dispute resolution agreement previously, concurrently or hereafter executed between Debtor and Bank.

7. DEFINITIONS. As used herein, the following terms shall have the meanings respectively set forth below: "Base Interest Rate" means a rate of interest based on the LIBOR-Rate. "Base Interest Rate Loan" means amounts outstanding under this note that bear interest at a Base Interest Rate. "Base Rate Maturity Date" means the last day of the Interest Period with respect to principal outstanding under a Base Interest Rate Loan. "Business Day" means a day on which Bank is open for business for the funding of corporate loans, and, with respect to the rate of interest based on the LIBOR Rate, on which dealings in U.S. dollar deposits outside of the United States may be carried on by Bank. "Interest Period" means with respect to funds bearing interest at a rate based on the LIBOR Rate, any calendar period of one, three, six, nine or twelve months. In determining an Interest Period, a month means a period that starts on one Business Day in a month and ends on and includes the day preceding the numerically corresponding day in the next month. For any month in which there is no such numerically corresponding day, then as to that month, such day shall be deemed to be the last calendar day of such month. Any Interest Period which would otherwise end on a non-Business Day shall end on the next succeeding Business Day unless that is the first day of a month, in which event such Interest Period shall end on the next preceding Business Day. "LIBOR Rate" means a per annum rate of interest (rounded upward, if necessary, to the nearest 1/100 of 1%) at which dollar deposits, in immediately available funds and in lawful money of the United States would be offered to Bank, outside of the United States, for a term coinciding with the Interest Period selected by Debtor and for an amount equal to the amount of principal covered by Debtor's interest rate selection, plus Bank's costs, including the costs, if any, of reserve requirements. "Origination Date" means the first day of the Interest Period. "Reference Rate" means the rate announced by Bank from time to time at its corporate headquarters as its Reference Rate. The Reference Rate is an index rate determined by Bank from time to time as a means of pricing certain extensions of credit and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by Bank at any given time.



CLONTECH LABORATORIES, INC.
---------------------------------------

By  /s/ William W. Sims                          /s/ Pam Fong
    -----------------------------------

Title  Sr VP Finance & CFO                      Treasurer
       --------------------------------

UNION
  BANK OF
CALIFORNIA

                               PROMISSORY NOTE
                                 (BASE RATE)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Borrower Name  CLONTECH LABORATORIES, INC.
-------------------------------------------------------------------------------
Borrower Address        Office 90161    Loan Number 1494767293   0082-00-0-000
1020 EAST MEADOW CIRCLE -------------------------------------------------------
PALO ALTO, CA 94303     Maturity Date JUNE 30, 2004        Amount $2,000,000.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


$2,000,000.00                                           Date  SEPTEMBER 4, 1998
--------------                                               ------------------

FOR VALUE RECEIVED, on JUNE 30, 2004, the undersigned ("Debtor") promises to pay to the order of UNION BANK OF CALIFORNIA, N.A. ("Bank"), as indicated below, the principal sum of TWO MILLION AND NO/100 Dollars ($2,000,000.00), or so much thereof as is disbursed, together with interest on the balance of such principal from time to time outstanding, at the per annum rate or rates and at the times set forth below.

1. PAYMENTS.

   PRINCIPAL PAYMENTS. Principal shall be payable in 60 equal consecutive monthly installments, each installment in an amount sufficient to fully amortize the principal balance by the final maturity date, beginning JULY 31, 1999, and continuing on the LAST Day of each consecutive month. On JUNE 30, 2004, all principal and interest then unpaid shall be due and payable. The availability under this note shall be reduced the same day and in the same amount as each scheduled principal payment.

   INTEREST PAYMENTS. Debtor shall pay interest on the LAST day of each MONTH (commencing SEPTEMBER 30, 1998). Should interest not be paid when due, it shall become part of the principal and bear interest as herein provided. All computations of interest under this note shall be made on the basis of a year of 360 days, for actual days elapsed.

     a. BASE INTEREST RATE. At Debtor's option, amounts outstanding hereunder in minimum amounts of at least $100,000.00 shall bear interest at a rate, based on an index selected by Debtor, which is 2.00% per annum in excess of: (i) Bank's Adjusted Treasuries Rate for the Interest Period selected by Debtor, or (ii) Bank's LIBOR-Rate for the Interest Period selected by Debtor, in each case acceptable to Bank.

     No Base Interest Rate may be changed, altered or otherwise modified until the expiration of the Interest Period selected by Debtor. The exercise of interest rate options by Debtor shall be as recorded in Bank's records, which records shall be prima facie evidence of the amount borrowed under either interest option and the interest rate; provided, however, that failure of Bank to make any such notation in its records shall not discharge Debtor from its obligations to repay in full with interest all amounts borrowed. In no event shall any Interest Period extend beyond the maturity date of this note.

     To exercise this option, Debtor may, from time to time with respect to principal outstanding on which a Base Interest Rate is not accruing, and on the expiration of any Interest Period with respect to principal outstanding on which a Base Interest Rate has been accruing, select an index offered by Bank for a Base Interest Rate Loan and an Interest Period by telephoning an authorized lending officer of Bank located at the banking office identified below prior to 10:00 a.m., Pacific time, on any Business Day and advising that officer of the selected index, the Interest Period and the Origination Date selected (which Origination Date, for a Base Interest Rate Loan based on the LIBOR-Rate, shall follow the date of such selection by no more than two (2) Business Days).

     Bank will mail a written confirmation of the terms of the selection to Debtor promptly after the selection is made. Failure to send such confirmation shall not affect Bank's rights to collect interest at the rate selected. If, on the date of the selection, the index selected is unavailable for any reason, the selection shall be void. Bank reserves the right to fund the principal from any source of funds notwithstanding any Base Interest Rate selected by Debtor.

     b. VARIABLE INTEREST RATE. All principal outstanding hereunder which is not bearing interest at a Base Interest Rate shall bear interest at a rate per annum equal to the Reference Rate, which rate shall vary as and when the Reference Rate changes.

     At any time prior to JUNE 30, 1999, subject to the provisions of paragraph 4, below, of this note, Debtor may borrow, repay Debtor shall pay all amounts due under this note in lawful money of the United States at Bank's SAN MATEO COMMERCIAL BANKING Office, or such other office as may be designated by Bank, from time to time.

2. LATE PAYMENTS. If any payment required by the terms of this note shall remain unpaid ten days after same is due, at the option of Bank, Debtor shall pay a fee of $100 to Bank.

3. INTEREST RATE FOLLOWING DEFAULT. In the event of default, at the option of Bank, and, to the extent permitted by law, interest shall be payable on the outstanding principal under this note at a per annum rate equal to five percent (5%) in excess of the interest rate specified in paragraph 1.b, above, calculated from the date of default until all amounts payable under this note are paid in full.

4.  PREPAYMENT.

    a. Amounts outstanding under this note bearing interest at a rate based on the Reference Rate may be prepaid in whole or in part at any time, without penalty or premium. Debtor may prepay amounts outstanding under this note bearing interest at a Base Interest Rate in whole or in part provided Debtor has given Bank not less than five (5) Business Days prior written notice of Debtor's intention to make such prepayment and pays to Bank the liquidated damages due as a result. Liquidated Damages shall also be paid, if Bank, for any other reason, including acceleration or foreclosure, receives all or any portion of principal bearing interest at a Base Interest Rate prior to its scheduled payment date. Liquidated Damages shall be an amount equal to the present value of the product of: (i) the difference (but not less than zero) between (a) the Base Interest Rate applicable to the principal amount which is being prepaid, and (b) the return which Bank could obtain if it used the amount of such prepayment of principal to purchase at bid price regularly quoted securities issued by the United States having a maturity relevant Base Rate Maturity Date and such securities were held by Bank until the relevant Base Rate Maturity Date ("Yield Rate"); (ii) a fraction, the numerator of which is the number of days in the period between the date of prepayment and the relevant Base Rate Maturity Date and the denominator of which is 360; and (iii) the amount of the principal so prepaid (except in the event that principal payments are required and have been made as scheduled under the terms of the Base Interest Rate Loan being prepaid, then an amount equal to the lesser of (A) the amount prepaid or (B) 50% of the sum of (1) the amount prepaid and (2) the amount of principal scheduled under the terms of the Base Interest Rate Loan being prepaid to be outstanding at the relevant Base Rate Maturity
    Date). Present value under this note is determined by discounting the above product to present value using the Yield Rate as the annual discount factor.

    b. In no event shall Bank be obligated to make any payment or refund to Debtor, nor shall Debtor be entitled to any setoff or other claim against Bank, should the return which Bank could obtain under this prepayment formula exceed the interest that Bank would have received if no prepayment had occurred. All prepayments shall include payment of accrued interest on the principal amount so prepaid and shall be applied to payment of interest before application to principal. A determination by Bank as to the prepayment fee amount, if any, shall be conclusive. In the event of partial prepayment, such prepayments shall be applied to principal payments in the inverse order of their maturity.

    c. Bank shall provide Debtor a statement of the amount payable on account of prepayment. Debtor acknowledges that (i) Bank establishes a Base Interest Rate upon the understanding that it apply to the Base Interest Rate Loan for the entire Interest Period, and (ii) any prepayment may result in Bank incurring additional costs, expenses or liabilities; and Debtor agrees to pay these liquidated damages as a reasonable estimate of the costs, expenses and liabilities of Bank associated with such prepayment.

5. DEFAULT AND ACCELERATION OF TIME FOR PAYMENT. Default shall include, but not be limited to, any of the following: (a) the failure of Debtor to make any payment required under this note when due; (b) any breach, misrepresentation or other default by Debtor, any guarantor, co-maker, endorser, or any person or entity other than Debtor providing security for this note (hereinafter individually and collectively referred to as the "Obligor") under any security agreement, guaranty or other agreement between Bank and any Obligor; (c) the insolvency of any Obligor or the failure of any Obligor generally to pay such Obligor's debts as such debts become due; (d) the commencement as to any Obligor of any voluntary or involuntary proceeding under any laws relating to bankruptcy, insolvency, reorganization, arrangement, debt adjustment or debtor relief; (e) the assignment by any Obligor for the benefit of such Obligor's creditors; (f) the appointment, or commencement of any proceeding for the appointment of a receiver, trustee, custodian or similar official for all or substantially all of any Obligor's property; (g) the commencement of any proceeding for the dissolution or liquidation of any Obligor; (h) the termination of existence or death of any Obligor; (i) the revocation of any guaranty or subordination agreement given in connection with this note; (j) the failure of any Obligor to comply with any order, judgement, injunction, decree, writ or demand of any court or other public authority; (k) the filing or recording against any Obligor, or the property of any Obligor, of any notice of levy, notice to withhold, or other legal process for taxes other than property taxes; (l) the default by any Obligor personally liable for amounts owed hereunder on any obligation concerning the borrowing of money; (m) the issuance against any Obligor, or the property of any Obligor, of any writ of attachment, execution, or other judicial lien; or (n) the deterioration of the financial condition of any Obligor which results in Bank deeming itself, in good faith, insecure. Upon the occurrence of any such default, Bank, in its discretion, may cease to advance funds hereunder and may declare all obligations under this note immediately due and payable; however, upon the occurrence of any event of default under d, e, f, or g, all principal and interest shall automatically become immediately due and payable.

6. ADDITIONAL AGREEMENTS OF DEBTOR. If any amounts owing under this note are not paid when due, Debtor promises to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the collection or enforcement of this note. Debtor and any endorsers of this note, for the maximum period of time and the full extent permitted by law, (a) waive diligence, presentment, demand, notice of nonpayment, protest, notice of protest, and notice of every kind; (b) waive the right to assert the defense of any statute of limitations to any debt or obligation hereunder; and (c) consent to renewals and extensions of time for the payment of any amounts due under this note. If this note is signed by more than one party, the term "Debtor" includes each of the undersigned and any successors in interest thereof; all of whose liability shall be joint and several. Any married person who signs this note agrees that recourse may be had against the separate property of that person for any obligations hereunder. The receipt of any check or other item of payment by Bank, at its option, shall not be considered a payment on account until such check or other item of payment is honored when presented for payment at the drawee bank. Bank may delay the credit of such payment based upon Bank's schedule of funds availability, and interest under this note shall accrue until the funds are deemed collected. In any action brought under or arising out of this note, Debtor and any Obligor, including their successors and assigns, hereby consent to the jurisdiction of any competent court within the State of California, as provided in any alternative dispute resolution agreement executed between Debtor and Bank, and consent to service of process by any means authorized by said state's law. The term "Bank" includes, without limitation, any holder of this note. This note shall be construed in accordance with and governed by the laws of the State of California. This note hereby incorporates any alternative dispute resolution agreement previously, concurrently or hereafter executed between Debtor and Bank.

7. DEFINITIONS. As used herein, the following terms shall have the meanings respectively set forth below: "Adjusted Treasuries Rate" means a per annum rate of interest based on the percentage yield on U.S. Treasury securities, plus a margin, set by Bank in its discretion, related to the general cost of corporate borrowing for a term comparable to the term of Bank's loan to Debtor, plus Bank's costs, including the costs, if any, of reserve requirements and FDIC assessments. "Base Interest Rate" means a rate of interest based on either the Adjusted Treasuries Rate or the LIBOR-Rate. "Base Interest Rate Loan" means amounts outstanding under this note that bear interest at a Base Interest Rate. "Base Rate Maturity Date" means the last day of the Interest Period with respect to principal outstanding under a Base Interest Rate Loan. "Business Day" means a day on which Bank is open for business for the funding of corporate loans, and, with respect to the rate of interest based on the LIBOR-Rate, on which dealings in U.S. dollar deposits outside of the United States may be carried on by Bank. "Interest Period" means (i) with respect to funds bearing interest at a rate based on the Adjusted Treasuries Rate, any period of not less than 30 nor more than 270 days, or (ii) with respect to funds bearing interest at a rate based on the LIBOR-Rate, any calendar period of one, three, six, nine or twelve months. In determining an Interest Period, a month means a period that starts on one Business Day in a month and ends on and includes the day preceding the numerically corresponding day in the next month. For any month in which there is no such numerically corresponding day, then as to that month, such day shall be deemed to be the last calendar day of such month. Any Interest Period which would otherwise end on a non-Business Day shall end on the next succeeding Business Day unless that is the first day of a month, in which event such Interest Period shall end on the next preceding Business Day. "LIBOR Rate" means a per annum rate of interest (rounded upward, if necessary, to the nearest 1/100 of 1%) at which dollar deposits, in immediately available funds and in lawful money of the United States would be offered to Bank, outside of the United States, for a term coinciding with the Interest Period selected by Debtor and for an amount equal to the amount of principal covered by Debtor's interest rate selection, plus Bank's cost, including the costs, if any, of reserve requirements. "Origination Date" means the first day of the Interest Period. "Reference
Rate" means the rate announced by Bank from time to time at its corporate headquarters as its Reference Rate. The Reference Rate is an index rate determined by Bank from time to time as a means of pricing certain extensions of credit and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by Bank at any given time.

CLONTECH LABORATORIES, INC.
---------------------------------------

By  /s/ William W. Sims                          /s/ Pam Fong
    -----------------------------------

Title  Sr VP Finance & CFO                      Treasurer
       --------------------------------

UNION
  BANK OF
CALIFORNIA

                               PROMISSORY NOTE
                                 (BASE RATE)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Borrower Name  CLONTECH LABORATORIES, INC.
-------------------------------------------------------------------------------
Borrower Address        Office 90161    Loan Number 1494767293  0080-00-0-0000
1020 EAST MEADOW CIRCLE -------------------------------------------------------
PALO ALTO, CA 94303     Maturity Date JUNE 30, 2005        Amount $2,500,000.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


$2,500,000.00                                           Date  SEPTEMBER 4, 1998
--------------                                               ------------------

FOR VALUE RECEIVED, on JUNE 30, 2005, the undersigned ("Debtor") promises to pay to the order of UNION BANK OF CALIFORNIA, N.A. ("Bank"), as indicated below, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 Dollars ($2,500,000.00), or so much thereof as is disbursed, together with interest on the balance of such principal from time to time outstanding, at the per annum rate or rates and at the times set forth below.

1. PAYMENTS.

   PRINCIPAL PAYMENTS. Debtor shall pay principal in installments of THIRTY THOUSAND FOUR HUNDRED EIGHTY EIGHT AND NO/100 Dollars ($30,488.00), each on the LAST day of each MONTH, commencing SEPTEMBER 30, 1998. The availability under this note shall be reduced on the same day and in the same amount as each scheduled principal payment.

   INTEREST PAYMENTS. Debtor shall pay interest on the LAST day of each MONTH (commencing SEPTEMBER 30, 1998). Should interest not be paid when due, it shall become part of the principal and bear interest as herein provided. All computations of interest under this note shall be made on the basis of a year of 360 days, for actual days elapsed.

     a. BASE INTEREST RATE. At Debtor's option, amounts outstanding hereunder in minimum amounts of at least $1,000,000.00 shall bear interest at a rate, based on an index selected by Debtor, which is 2.25% per annum in excess of: (i) Bank's Adjusted Treasuries Rate for the Interest Period selected by Debtor, or (ii) Bank's LIBOR-Rate for the Interest Period selected by Debtor, in each case acceptable to Bank.

     No Base Interest Rate may be changed, altered or otherwise modified until the expiration of the Interest Period selected by Debtor. The exercise of interest rate options by Debtor shall be as recorded in Bank's records, which records shall be prima facie evidence of the amount borrowed under either interest option and the interest rate; provided, however, that failure of Bank to make any such notation in its records shall not discharge Debtor from its obligations to repay in full with interest all amounts borrowed. In no event shall any Interest Period extend beyond the maturity date of this note.

     To exercise this option, Debtor may, from time to time with respect to principal outstanding on which a Base Interest Rate is not accruing, and on the expiration of any Interest Period with respect to principal outstanding on which a Base Interest Rate has been accruing, select an index offered by Bank for a Base Interest Rate Loan and an Interest Period by telephoning an authorized lending officer of Bank located at the banking office identified below prior to 10:00 a.m., Pacific time, on any Business Day and advising that officer of the selected Index, the Interest Period and the Origination Date selected (which Origination Date, for a Base Interest Rate Loan based on the LIBOR-Rate, shall follow the date of such selection by no more than two (2) Business Days).

     Bank will mail a written confirmation of the terms of the selection to Debtor promptly after the selection is made. Failure to send such confirmation shall not affect Bank's rights to collect interest at the rate selected. If, on the date of the selection, the Index selected is unavailable for any reason, the selection shall be void. Bank reserves the right to fund the principal from any source of funds notwithstanding any Base Interest Rate selected by Debtor.

     b. VARIABLE INTEREST RATE. All principal outstanding hereunder which is not bearing interest at a Base Interest Rate shall bear interest at a rate per annum equal to the Reference Rate, which rate shall vary as and when the Reference Rate changes.

     Debtor shall pay all amounts due under this note in lawful money of the United States at Bank's SAN MATEO COMMERCIAL BANKING Office, or such other office as may be designated by Bank, from time to time.

2. LATE PAYMENTS. If any payment required by the terms of this note shall remain unpaid ten days after same is due, at the option of Bank, Debtor shall pay a fee of $100 to Bank.

3. INTEREST RATE FOLLOWING DEFAULT. In the event of default, at the option of Bank, and, to the extent permitted by law, interest shall be payable on the outstanding principal under this note at a per annum rate equal to five percent (5%) in excess of the interest rate specified in paragraph 1.b, above, calculated from the date of default until all amounts payable under this note are paid in full.

4.  PREPAYMENT.

    a. Amounts outstanding under this note bearing interest at a rate based on the Reference Rate may be prepaid in whole or in part at any time, without penalty or premium. Debtor may prepay amounts outstanding under this note bearing interest at a Base Interest Rate in whole or in part provided Debtor has given Bank not less than five (5) Business Days prior written notice of Debtor's intention to make such prepayment and pays to Bank the liquidated damages due as a result. Liquidated Damages shall also be paid, if Bank, for any other reason, including acceleration or foreclosure, receives all or any portion of principal bearing interest at a Base Interest Rate prior to its scheduled payment date. Liquidated Damages shall be an amount equal to the present value of the product of: (i) the difference (but not less than zero) between (a) the Base Interest Rate applicable to the principal amount which is being prepaid, and (b) the return which Bank could obtain if it used the amount of such prepayment of principal to purchase at bid price regularly quoted securities issued by the United States having a maturity relevant Base Rate Maturity Date and such securities were held by Bank until the relevant Base Rate Maturity Date ("Yield Rate"); (ii) a fraction, the numerator of which is the number of days in the period between the date of prepayment and the relevant Base Rate Maturity Date and the denominator of which is 360; and (iii) the amount of the principal so prepaid (except in the event that principal payments are required and have been made as scheduled under the terms of the Base Interest Rate Loan being prepaid, then an amount equal to the lesser of (A) the amount prepaid or (B) 50% of the sum of (1) the amount prepaid and (2) the amount of principal scheduled under the terms of the Base Interest Rate Loan being prepaid to be outstanding at the relevant Base Rate Maturity
    Date). Present value under this note is determined by discounting the above product to present value using the Yield Rate as the annual discount factor.

    b. In no event shall Bank be obligated to make any payment or refund to Debtor, nor shall Debtor be entitled to any setoff or other claim against Bank, should the return which Bank could obtain under this prepayment formula exceed the interest that Bank would have received if no prepayment had occurred. All prepayments shall include payment of accrued interest on the principal amount so prepaid and shall be applied to payment of interest before application to principal. A determination by Bank as to the prepayment fee amount, if any, shall be conclusive. In the event of partial prepayment, such prepayments shall be applied to principal payments in the inverse order of their maturity.

    c. Bank shall provide Debtor a statement of the amount payable on account of prepayment. Debtor acknowledges that (i) Bank establishes a Base Interest Rate upon the understanding that it apply to the Base Interest Rate Loan for the entire Interest Period, and (ii) any prepayment may result in Bank incurring additional costs, expenses or liabilities; and Debtor agrees to pay these liquidated damages as a reasonable estimate of the costs, expenses and liabilities of Bank associated with such prepayment.

5. DEFAULT AND ACCELERATION OF TIME FOR PAYMENT. Default shall include, but not be limited to, any of the following: (a) the failure of Debtor to make any payment required under this note when due; (b) any breach, misrepresentation or other default by Debtor, any guarantor, co-maker, endorser, or any person or entity other than Debtor providing security for this note (hereinafter individually and collectively referred to as the "Obligor") under any security agreement, guaranty or other agreement between Bank and any Obligor; (c) the insolvency of any Obligor or the failure of any Obligor generally to pay such Obligor's debts as such debts become due; (d) the commencement as to any Obligor of any voluntary or involuntary proceeding under any laws relating to bankruptcy, insolvency, reorganization, arrangement, debt adjustment or debtor relief; (e) the assignment by any Obligor for the benefit of such Obligor's creditors; (f) the appointment, or commencement of any proceeding for the appointment of a receiver, trustee, custodian or similar official for all or substantially all of Obligor's property; (g) the commencement of any proceeding for the dissolution or liquidation of any Obligor; (h) the termination of existence or death of any Obligor; (i) the revocation of any guaranty or subordination agreement given in connection with this note; (j) the failure of any Obligor to comply with any order, judgement, injunction, decree, writ or demand of any court or other public authority; (k) the filing or recording against any Obligor, or the property of any Obligor, of any notice of levy, notice to withhold, or other legal process for taxes other than property taxes; (l) the default by any Obligor personally liable for amounts owed hereunder on any obligation concerning the borrowing of money; (m) the issuance against any Obligor, or the property of any Obligor, of any writ of attachment, execution, or other judicial lien; or (n) the deterioration of the financial condition of any Obligor which results in Bank deeming itself, in good faith, insecure. Upon the occurrence of any such default, Bank, in its discretion, may cease to advance funds hereunder and may declare all obligations under this note immediately due and payable; however, upon the occurrence of an event of default under d, e, f, or g, all principal and interest shall automatically become immediately due and payable.

6. ADDITIONAL AGREEMENTS OF DEBTOR. If any amounts owing under this note are not paid when due, Debtor promises to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the collection or enforcement of this note. Debtor and any endorsers of this note, for the maximum period of time and the full extent permitted by law, (a) waive diligence, presentment, demand, notice of nonpayment, protest, notice of protest, and notice of every kind; (b) waive the right to assert the defense of any statute of limitations to any debt or obligation hereunder; and (c) consent to renewals and extensions of time for the payment of any amounts due under this note. If this note is signed by more than one party, the term "Debtor" includes each of the undersigned and any successors in interest thereof; all of whose liability shall be joint and several. Any married person who signs this note agrees that recourse may be had against the separate property of that person for any obligations hereunder. The receipt of any check or other item of payment by Bank, at its option, shall not be considered a payment on account until such check or other item of payment is honored when presented for payment at the drawee bank. Bank may delay the credit of such payment based upon Bank's schedule of funds availability, and interest under this note shall accrue until the funds are deemed collected. In any action brought under or arising out of this note, Debtor and any Obligor, including their successors and assigns, hereby consent to the jurisdiction of any competent court within the State of California, as provided in any alternative dispute resolution agreement executed between Debtor and Bank, and consent to service of process by any means authorized by said state's law. The term "Bank" includes, without limitation, any holder of this note. This note shall be construed in accordance with and governed by the laws of the State of California. This note hereby incorporates any alternative dispute resolution agreement previously, concurrently or hereafter executed between Debtor and Bank.

7. DEFINITIONS. As used herein, the following terms shall have the meanings respectively set forth below: "Adjusted Treasuries Rate" means a per annum rate of interest based on the percentage yield on U.S. Treasury securities, plus a margin, set by Bank in its discretion, related to the general cost of corporate borrowing for a term comparable to the term of Bank's loan to Debtor, plus Bank's costs, including the costs, if any, of reserve requirements and FDIC assessments. "Base Interest Rate" means a rate of interest based on either the Adjusted Treasuries Rate or the LIBOR-Rate. "Base Interest Rate Loan" means amounts outstanding under this note that bear interest at a Base Interest Rate. "Base Rate Maturity Date" means the last day of the Interest Period with respect to principal outstanding under a Base Interest Rate Loan. "Business Day" means a day on which Bank is open for business for the funding of corporate loans, and, with respect to the rate of interest based on the LIBOR-Rate, on which dealings in U.S. dollar deposits outside of the United States may be carried on by Bank. "Interest Period" means (i) with respect to funds bearing interest at a rate based on the Adjusted Treasuries Rate, any period of not less than 30 nor more than 270 days, or (ii) with respect to funds bearing interest at a rate based on the LIBOR-Rate, any calendar period of one, three, six, nine or twelve months. In determining an Interest Period, a month means a period that starts on one Business Day in a month and ends on and includes the day preceding the numerically corresponding day in the next month. For any month in which there is no such numerically corresponding day, then as to that month, such day shall be deemed to be the last calendar day of such month. Any Interest Period which would otherwise end on a non-Business Day shall end on the next succeeding Business Day unless that is the first day of a month, in which event such Interest Period shall end on the next preceding Business Day. "LIBOR Rate" means a per annum rate of interest (rounded upward, if necessary, to the nearest 1/100 of 1%) at which dollar deposits, in immediately available funds and in lawful money of the United States would be offered to Bank, outside of the United States, for a term coinciding with the Interest Period selected by Debtor and for an amount equal to the amount of principal covered by Debtor's interest rate selection, plus Bank's costs, including the cost, if any, of reserve requirements. "Origination Date" means the first day of the Interest Period. "Reference Rate" means the rate announced by Bank from time to time at its corporate headquarters as its Reference Rate. The Reference Rate is an index rate determined by Bank from time to time as a means of pricing certain extensions of credit and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by Bank at any given time.

CLONTECH LABORATORIES, INC.
---------------------------------------

By  /s/ William W. Sims                          /s/ Pam Fong
    -----------------------------------

Title  Sr VP Finance & CFO                      Treasurer
       --------------------------------

UNION
  BANK OF
CALIFORNIA

                               PROMISSORY NOTE
                                 (BASE RATE)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Borrower Name  CLONTECH LABORATORIES, INC.
-------------------------------------------------------------------------------
Borrower Address        Office 90161    Loan Number 1494767293    0083-00-0-000
1020 EAST MEADOW CIRCLE -------------------------------------------------------
PALO ALTO, CA 94303     Maturity Date DECEMBER 31, 2002    Amount $1,547,619.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


$1,547,619.00                                           Date  SEPTEMBER 4, 1998
--------------                                               ------------------

FOR VALUE RECEIVED, on DECEMBER 31, 2002, the undersigned ("Debtor") promises to pay to the order of UNION BANK OF CALIFORNIA, N.A. ("Bank"), as indicated below, the principal sum of ONE MILLION FIVE HUNDRED FORTY SEVEN THOUSAND SIX HUNDRED NINETEEN AND NO/100 Dollars ($1,547,619.00), or so much thereof as is disbursed, together with interest on the balance of such principal from time to time outstanding, at the per annum rate or rates and at the times set forth below.

1. PAYMENTS.

   PRINCIPAL PAYMENTS. Debtor shall pay principal in installments of TWENTY NINE THOUSAND SEVEN HUNDRED SIXTY ONE AND 90/100 Dollars ($29,761.00) each on the LAST day of each MONTH, commencing SEPTEMBER 30, 1998. The availability under this note shall be reduced on the same day and in the same amount as each scheduled principal payment.

   INTEREST PAYMENTS. Debtor shall pay interest on the LAST day of each MONTH (commencing SEPTEMBER 30, 1998). Should interest not be paid when due, it shall become part of the principal and bear interest as herein provided. All computations of interest under this note shall be made on the basis of a year of 360 days, for actual days elapsed.

     a. BASE INTEREST RATE. At Debtor's option, amounts outstanding hereunder in minimum amounts of at least $1,000,000.00 shall bear interest at a rate, based on an index selected by Debtor, which is 2.25% per annum in excess of: (i) Bank's Adjusted Treasuries Rate for the Interest Period selected by Debtor, or (ii) Bank's LIBOR-Rate for the Interest Period selected by Debtor, in each case acceptable to Bank.

     No Base Interest Rate may be changed, altered or otherwise modified until the expiration of the Interest Period selected by Debtor. The exercise of interest rate options by Debtor shall be as recorded in Bank's records, which records shall be prima facie evidence of the amount borrowed under either interest option and the interest rate; provided, however, that failure of Bank to make any such notation in its records shall not discharge Debtor from its obligations to repay in full with interest all amounts borrowed. In no event shall any Interest Period extend beyond the maturity date of this note.

     To exercise this option, Debtor may, from time to time with respect to principal outstanding on which a Base Interest Rate is not accruing, and on the expiration of any Interest Period with respect to principal outstanding on which a Base Interest Rate has been accruing, select an index offered by Bank for a Base Interest Rate Loan and an Interest Period by telephoning an authorized lending officer of Bank located at the banking office identified below prior to 10:00 a.m., Pacific time, on any Business Day and advising that officer of the selected Index, the Interest Period and the Origination Date selected (which Origination Date, for a Base Interest Rate Loan based on the LIBOR-Rate, shall follow the date of such selection by no more than two (2) Business Days).

     Bank will mail a written confirmation of the terms of the selection to Debtor promptly after the selection is made. Failure to send such confirmation shall not affect Bank's rights to collect interest at the rate selected. If, on the date of the selection, the Index selected is unavailable for any reason, the selection shall be void. Bank reserves the right to fund the principal from any source of funds notwithstanding any Base Interest Rate selected by Debtor.

     b. VARIABLE INTEREST RATE. All principal outstanding hereunder which is not bearing interest at a Base Interest Rate shall bear interest at a rate per annum equal to the Reference Rate, which rate shall vary as and when the Reference Rate changes.

     Debtor shall pay all amounts due under this note in lawful money of the United States at Bank's SAN MATEO COMMERCIAL BANKING Office, or such other office as may be designated by Bank, from time to time.

2. LATE PAYMENTS. If any payment required by the terms of this note shall remain unpaid ten days after same is due, at the option of Bank, Debtor shall pay a fee of $100 to Bank.

3. INTEREST RATE FOLLOWING DEFAULT. In the event of default, at the option of Bank, and, to the extent permitted by law, interest shall be payable on the outstanding principal under this note at a per annum rate equal to five percent (5%) in excess of the interest rate specified in paragraph 1.b, above, calculated from the date of default until all amounts payable under this note are paid in full.

4.  PREPAYMENT.

    a. Amounts outstanding under this note bearing interest at a rate based on the Reference Rate may be prepaid in whole or in part at any time, without penalty or premium. Debtor may prepay amounts outstanding under this note bearing interest at a Base Interest Rate in whole or in part provided Debtor has given Bank not less than five (5) Business Days prior written notice of Debtor's intention to make such prepayment and pays to Bank the liquidated damages due as a result. Liquidated Damages shall also be paid, if Bank, for any other reason, including acceleration or foreclosure, receives all or any portion of principal bearing interest at a Base Interest Rate prior to its scheduled payment date. Liquidated Damages shall be an amount equal to the present value of the product of: (i) the difference (but not less than zero) between (a) the Base Interest Rate applicable to the principal amount which is being prepaid, and (b) the return which Bank could obtain if it used the amount of such prepayment of principal to purchase at bid price regularly quoted securities issued by the United States having a maturity relevant Base Rate Maturity Date and such securities were held by Bank until the relevant Base Rate Maturity Date ("Yield Rate"); (ii) a fraction, the numerator of which is the number of days in the period between the date of prepayment and the relevant Base Rate Maturity Date and the denominator of which is 360; and (iii) the amount of the principal so prepaid (except in the event that principal payments are required and have been made as scheduled under the terms of the Base Interest Rate Loan being prepaid, then an amount equal to the lesser of (A) the amount prepaid or (B) 50% of the sum of (1) the amount prepaid and (2) the amount of principal scheduled under the terms of the Base Interest Rate Loan being prepaid to be outstanding at the relevant Base Rate Maturity
    Date). Present value under this note is determined by discounting the above product to present value using the Yield Rate as the annual discount factor.

    b. In no event shall Bank be obligated to make any payment or refund to Debtor, nor shall Debtor be entitled to any setoff or other claim against Bank, should the return which Bank could obtain under this prepayment formula exceed the interest that Bank would have received if no prepayment had occurred. All prepayments shall include payment of accrued interest on the principal amount so prepaid and shall be applied to payment of interest before application to principal. A determination by Bank as to the prepayment fee amount, if any, shall be conclusive. In the event of partial prepayment, such prepayments shall be applied to principal payments in the inverse order of their maturity.

    c. Bank shall provide Debtor a statement of the amount payable on account of prepayment. Debtor acknowledges that (i) Bank establishes a Base Interest Rate upon the understanding that it apply to the Base Interest Rate Loan for the entire Interest Period, and (ii) any prepayment may result in Bank incurring additional costs, expenses or liabilities; and Debtor agrees to pay these liquidated damages as a reasonable estimate of the costs, expenses and liabilities of Bank associated with such prepayment.

5. DEFAULT AND ACCELERATION OF TIME FOR PAYMENT. Default shall include, but not be limited to, any of the following: (a) the failure of Debtor to make any payment required under this note when due; (b) any breach, misrepresentation or other default by Debtor, any guarantor, co-maker, endorser, or any person or entity other than Debtor providing security for this note (hereinafter individually and collectively referred to as the "Obligor") under any security agreement, guaranty or other agreement between Bank and any Obligor; (c) the insolvency of any Obligor or the failure of any Obligor generally to pay such Obligor's debts as such debts become due; (d) the commencement as to any Obligor of any voluntary or involuntary proceeding under any laws relating to bankruptcy, insolvency, reorganization, arrangement, debt adjustment or debtor relief; (e) the assignment by any Obligor for the benefit of such Obligor's creditors; (f) the appointment, or commencement of any proceeding for the appointment of a receiver, trustee, custodian or similar official for all or substantially all of any Obligor's property; (g) the commencement of any proceeding for the dissolution or liquidation of any Obligor; (h) the termination of existence or death of any Obligor; (i) the revocation of any guaranty or subordination agreement given in connection with this note; (j) the failure of any Obligor to comply with any order, judgement, injunction, decree, writ or demand of any court or other public authority; (k) the filing or recording against any Obligor, or the property of any Obligor, of any notice of levy, notice to withhold, or other legal process for taxes other than property taxes; (l) the default by any Obligor personally liable for amounts owed hereunder on any obligation concerning the borrowing of money; (m) the issuance against any Obligor, or the property of any Obligor, of any writ of attachment, execution, or other judicial lien; or (n) the deterioration of the financial condition of any Obligor which results in Bank deeming itself, in good faith, insecure. Upon the occurrence of any such default, Bank, in its discretion, may cease to advance funds hereunder and may declare all obligations under this note immediately due and payable; however, upon the occurrence of an event of default under d, e, f, or g, all principal and interest shall automatically become immediately due and payable.

6. ADDITIONAL AGREEMENTS OF DEBTOR. If any amounts owing under this note are not paid when due, Debtor promises to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the collection or enforcement of this note. Debtor and any endorsers of this note, for the maximum period of time and the full extent permitted by law, (a) waive diligence, presentment, demand, notice of nonpayment, protest, notice of protest, and notice of every kind; (b) waive the right to assert the defense of any statute of limitations to any debt or obligation hereunder; and (c) consent to renewals and extensions of time for the payment of any amounts due under this note. If this note is signed by more than one party, the term "Debtor" includes each of the undersigned and any successors in interest thereof; all of whose liability shall be joint and several. Any married person who signs this note agrees that recourse may be had against the separate property of that person for any obligations hereunder. The receipt of any check or other item of payment by Bank, at its option, shall not be considered a payment on account until such check or other item of payment is honored when presented for payment at the drawee bank. Bank may delay the credit of such payment based upon Bank's schedule of funds availability, and interest under this note shall accrue until the funds are deemed collected. In any action brought under or arising out of this note, Debtor and any Obligor, including their successors and assigns, hereby consent to the jurisdiction of any competent court within the State of California, as provided in any alternative dispute resolution agreement executed between Debtor and Bank, and consent to service of process by any means authorized by said state's law. The term "Bank" includes, without limitation, any holder of this note. This note shall be construed in accordance with and governed by the laws of the State of California. This note hereby incorporates any alternative dispute resolution agreement previously, concurrently or hereafter executed between Debtor and Bank.

7. DEFINITIONS. As used herein, the following terms shall have the meanings respectively set forth below: "Adjusted Treasuries Rate" means a per annum rate of interest based on the percentage of yield on U.S. Treasury securities, plus a margin, set by Bank in its discretion, related to the general cost of corporate borrowing for a term comparable to the term of Bank's loan to Debtor, plus Bank's costs, including the costs, if any, of reserve requirements and FDIC assessments. "Base Interest Rate" means a rate of interest based on either the Adjusted Treasuries Rate or the LIBOR-Rate. "Base Interest Rate Loan" means amounts outstanding under this note that bear interest at a Base Interest Rate. "Base Rate Maturity Date" means the last day of the Interest Period with respect to principal outstanding under a Base Interest Rate Loan. "Business Day" means a day on which Bank is open for business for the funding of corporate loans, and, with respect to the rate of interest based on the LIBOR-Rate, on which dealings in U.S. dollar deposits outside of the United States may be carried on by Bank. "Interest Period" means (i) with respect to funds bearing interest at a rate based on the Adjusted Treasuries rate, any period of not less than 30 nor more than 270 days, or (ii) with respect to funds bearing interest at a rate based on the LIBOR-Rate, any calendar period of one, three, six, nine or twelve months. In determining an Interest Period, a month means a period that starts on one Business Day in a month and ends on and includes the day preceding the numerically corresponding day in the next month. For any month in which there is no such numerically corresponding day, then as to that month, such day shall be deemed to be the last calendar day of such month. Any Interest Period which would otherwise end on a non-Business Day shall end on the next succeeding Business Day unless that is the first day of a month, in which event such Interest Period shall end on the next preceding Business Day. "LIBOR Rate" means a per annum rate of interest (rounded upward, if necessary, to the nearest 1/100 of 1%) at which dollar deposits, in immediately available funds and in lawful money of the United States would be offered to Bank, outside of the United States, for a term coinciding with the Interest Period selected by Debtor and for an amount equal to the amount of principal covered by Debtor's interest rate selection, plus Bank's costs, including the cost, if any, of reserve requirements. "Origination Date" means the first day of the Interest Period. "Reference Rate" means the rate announced by Bank from time to time at its corporate headquarters as its Reference Rate. The Reference Rate is an index rate determined by Bank from time to time as a means of pricing certain extensions of credit and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by Bank at any given time.

CLONTECH LABORATORIES, INC.
---------------------------------------

By  /s/ William W. Sims                          /s/ Pam Fong
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Title  Sr VP Finance & CFO                      Treasurer
       --------------------------------